Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 29, 2004                                     /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Government Securities
                                                  Portfolio, Money Market
                                                  Portfolio, Tax-Exempt
                                                  Portfolio, a series of Cash
                                                  Account Trust


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Charles A. Rizzo, certify that:


1. I have reviewed this report, filed on behalf of Government Securities Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, a series of Cash Account Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 29, 2004                                        /s/Charles A. Rizzo
                                                     Charles A. Rizzo
                                                     Chief Financial Officer
                                                     Government Securities
                                                     Portfolio, Money Market
                                                     Portfolio, Tax-Exempt
                                                     Portfolio, a series of Cash
                                                     Account Trust